UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 17, 2022

Date of Report (Date of earliest event reported)

INVIVO THERAPEUTICS HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-37350	36-4528166
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

One Kendall Square, Suite B14402

Cambridge, Massachusetts 02139

(Address of Principal Executive Offices) (Zip Code)

(617) 863-5500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	NVIV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2022, InVivo Therapeutics Holdings Corp. (the “Company”) entered into an amendment to the existing employment agreement dated December 24, 2018 (the “Employment Agreement”) with Richard Christopher, the Company’s Chief Financial Officer (the “Amendment”). The Amendment provides for an increase from six (6) to twelve (12) months of continuation of Mr. Christopher’s health insurance benefits under the Company’s employee group health insurance plan from the date of termination in the event Mr. Christopher’s employment is terminated by the Company without Cause or if he terminates his employment for Good Reason (each as defined in the Employment Agreement), in each case prior to, or more than 12 months following, a Change in Control (as defined in the Employment Agreement), unless Mr. Christopher becomes eligible for coverage under a new employer group’s health plan.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 10.1, and is incorporated by reference herein. Unless otherwise specified, capitalized terms used above without definition have the meanings set forth in the Employment Agreement or the Amendment.

Item 9.01        Financial Statements and Exhibits.

(d)        Exhibits

Exhibit Number	Description

10.1	Amendment to Employment Agreement, by and between InVivo Therapeutics Holdings Corp. and Richard Christopher, dated November 17, 2022.

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVIVO THERAPEUTICS HOLDINGS CORP.

Date: November 18, 2022	By:	/s/ Richard Toselli
	Name:	Richard Toselli
	Title:	President and Chief Executive Officer

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